UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 25, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 25, 2021, BeiGene, Ltd. (the “Company”) announced its financial results for the three months and year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
As previously announced, the following medicines will be included in the updated National Reimbursement Drug List (NRDL) at the NRDL payment standard set forth below, effective March 1, 2021. For innovative medicines, such as our medicines, the NRDL payment standard is determined through negotiation between the marketing authorization holder (MAH) and the National Healthcare Security Administration (NHSA), and applied nationwide for the reimbursement of such medicines through China’s public medical insurance system.
•Tislelizumab for the treatment of patients with classical Hodgkin’s lymphoma (cHL) who received at least two prior therapies and for the treatment of patients with locally advanced or metastatic urothelial carcinoma (UC) with PD-L1 high expression whose disease progressed during or following platinum-containing chemotherapy or within 12 months of neoadjuvant or adjuvant treatment with platinum-containing chemotherapy (NRDL payment standard: RMB 2,180 per 100mg);
•BRUKINSA® (zanubrutinib) for the treatment of adult patients with mantle cell lymphoma (MCL) who have received at least one prior therapy and for the treatment of adult patients with chronic lymphocytic leukemia or small lymphocytic lymphoma (CLL/SLL) who have received at least one prior therapy (NRDL payment standard: RMB 99 per 80mg); and
•XGEVA® (120-mg denosumab) for the treatment of adults and skeletally mature adolescents with giant cell tumor of the bone (GCTB) that is unresectable or where surgical resection is likely to result in severe morbidity (NRDL payment standard: RMB 1,060 per 120mg).
Item 8.01. Other Events.
In its press release dated February 25, 2021, the Company also provided an update on fourth quarter 2020 and recent business highlights and expected milestones for 2021. The information in the press release set forth under the headings “Recent Business Highlights and Upcoming Milestones” and “Forward-Looking Statements” is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by BeiGene, Ltd. on February 25, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL
The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to such item. The remaining portions of the press release are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by BeiGene, Ltd. on February 25, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: February 25, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel